Fuhwa Bank	Loanee Customer No: 11589
Business Director: _______ Business Handler: ________
Supplemented Agreement	Accounting Director: ______ Accounting Handler: ______

1. The supplemented receipt (agreement) promiser (hereinafter the “promiser”has issued the receipt (agreement) [including the agreement and the all previous supplemented receipts (agreements), hereinafter the “former receipt (agreement) ”] and delivered it to your bank as the voucher on 5 August 2005, and the agreed loan amount (agreement amount) is NTD/USD Thirty-one Million .

2. The promiser agrees to abide by the terms of the former receipt (agreement) as well as alter the □loan amount (agreement amount) , □loan term, □reimbursement manner, □interest, □agreed condition of authorized transfer/withholding of the former receipt (agreement) from _________ to [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:

2.1 Loan Amount (Agreement Amount) [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□The loan amount (agreement amount) of the former receipt (agreement) is altered to NTD/USD________.

2.2 Loan Term[Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□The loan expiry day is extended to   (Note: the former loan term is from ________ to).

2.3 Reimbursement Manner [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□1. The interest is paid on _______ of each month, and the residual principal will be reimbursed upon the expiry day.
□2. The grace period is from _____ to _____. The interest is paid on _______ of each month, the principal and interest is reimbursed according to the annuity method averagely per month upon the expiry of grace period and the residual principal will be reimbursed upon the expiry day.
□3. During the extension period, the interest is paid per month from ______, and the loanee should reimburse the principal of loan one-off or by stages before the expiry of loan term.
□4. During the extension period, the interest is paid per month from ______, and the principal of loan should be reimbursed by _____ stages with _____ months for each stage.
□5. During the extension period, the monthly payment should be calculated according to the annuity method with one month for each stage, and the principal and interest should be reimbursed averagely per month.
□6. The interest is paid on _______ of each month, the principal of NTD _________ is paid per month, and the residual principal will be reimbursed upon the expiry day.

□7. The grace period is from ______ to ______. The interest is paid on _________ of each month, the principal of NTD _______ is paid per month, the principal and interest is reimbursed according to the annuity method averagely per month upon the expiry of grace period and the residual principal will be reimbursed upon the expiry day.
□8. Others.

2.4 Interest [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□1. The interest is calculated based on an annual rate of _____% and paid per month; the interest rate is fixed and won’t change any more.
□2. The interest is calculated based on your published benchmark interest rate with an additional annual rate of _____% and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate later.
□3. The interest is calculated based on your published benchmark interest rate with an additional annual rate of ______%, and the monthly payment is calculated according to the annuity method and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate later.
□4. The interest is calculated based on your published fixed deposit interest rate index with an additional annual rate of _____% and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the fixed deposit interest rate index later.
□5. The interest is calculated based on your published fixed deposit interest rate index with an additional annual rate of _____%, and the monthly payment is calculated according to the annuity method and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the fixed deposit interest rate index later.
□6. The outstanding interest should be kept in account temporarily, and the interest in account should be amortized averagely in ______ stages from ___________.
□7. The outstanding interest should be kept account temporarily, and the interest in account should be paid off before ___________.
□8. The interest is calculated based on an annual rate of _____% from _________, in which the annual rate of _____% will be levied per month, and the other annual rate of ____% will be kept account temporarily, and the interest in account should be paid off one-off before ______.

□9. Overdraft Interest
The overdraft interest is calculated based on your published □benchmark interest rate/□fixed deposit interest rate index with an additional annual rate of ____% (the current annual rate is ___%) according to the highest overdraft balance of each day from ____________ to _______. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate/fixed deposit interest rate index later. The interest will be settled on   of each month and merged into the former principal; the promiser should pay off the excessive amount immediately if the sum of principal and interest exceeds the loan limit, and your bank is entitled to deduct or countervail the excessive amount in the deposit or other fund of promiser. If the promiser does not repay the overdraft on time and/or does not pay off the excessive amount immediately if the sum of principal and interest exceeds the loan limit, the promiser agrees to calculate the interest according to the former interest rate as well as pay the penalty equal to 10% of the former overdraft interest if the overdue period is within 6 months and 20% of the former overdraft interest if the overdue period exceeds 6 months.
□10. Foreign Currency Advance [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□10.1 For the USD advance, the value date is the advance date of your bank, and the interest will be calculated fixedly based on the average USD □SIBOR/□LIBOR rate with a term of _____ months of Reuters in the value date adding the additional annual rate of ______% and then divided by _____.
□10.2 For the JPY advance, the value date is the advance date of your bank, and the interest will be calculated fixedly based on the highest/average JPY □SIBOR/□LIBOR rate with a term of _____ months of Reuters in the value date adding the additional annual rate of _____% and then divided by _____.
□10.3 For the [□EUR □GBP □CAD □Other Currency:_____ ] advance, the value date is the advance date of your bank, and the interest will be calculated fixedly based on the average LIBOR rate of the currency with a term of ____ months of Reuters in the value date adding the additional annual rate of _____% and then divided by _____.
□10.4 The value date of the foreign currency advance is the advance date of your bank, the interest will be calculated fixedly based on the loan rate of that currency published by your bank in the value date adding/decreasing a fixed additional rate. The above-mentioned adding/decreasing fixed additional rate is agreed as follows: the interest is paid according to the manner marked V in the left □, while that marked X in the left □ is inapplicable.
□A. USD advance: adding/decreasing the annual rate of _____%.
□B. JPY advance: adding/decreasing the annual rate of ______%.

□C. EUR advance: adding/decreasing the annual rate of ____%.
□D. GBP advance: adding/decreasing the annual rate of ____%.
□E. CAD advance: adding/decreasing the annual rate of ____%.
□F. Other currency advance (____________): adding/decreasing the annual rate of _____%.
□G. The foreign currency advance other than the first three currencies and the currencies marked in item F: adding/decreasing the annual rate of _____%.
□10.5 If the promiser of supplemented agreement applies to transfer the above-mentioned advance to the loan of other currency according to the agreement, the interest will be calculated based on the above-mentioned marked method of each currency on the transfer day.
□10.6 If the foreign currency advance is transferred to the NTD loan under the application of promiser:
□A. The interest will be calculated based on your published □benchmark interest rate/ □fixed deposit interest rate index with an additional annual rate of ____% and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate/ fixed deposit interest rate index later.
□B. The interest will be calculated fixedly based on referring interest rate with an additional annual rate of ____%. The referring interest rate is the average interest rate for the issuance of securities with an term of _____ days in Taiwan primary market displayed on page 51328 of the screen of Moneyline Telerate at about 11 am of the business day before each value date.
※ If the interest is calculated based on your basic loan rate, fixed deposit interest rate index or benchmark interest rate adding/decreasing the annual rate floatingly, and your basic loan rate, fixed deposit interest rate index or benchmark interest rate is adjusted (either rising or decreasing) before the loan is paid off, the interest will be calculated based on the adjusted basic loan rate, fixed deposit interest rate index or benchmark interest rate adding/decreasing the annual rate floatingly. The promiser also agrees to be bound after the bank publishes the content in its operating locations.

2.5 Authorized Transfer/Withholding Agreement [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□The loanee should pay the derived interest, penalty, expense, principal payable, insurance premium of guaranty, the inquiry expense of Clearing House and Joint Credit Information Center, and authorize your bank to transfer and withhold from the deposit account number issued in ______ branch of your bank; this agreement is the certificate of authorization.
2.6 Others: The guarantors are altered to Bai Song-Yi and Yang Ming-Tan.

3. If the promiser does not pay the principal or interest (including the outstanding interest and the interest in the amortization period), he will lose the right of amortization and be regarded to pay off all the amount upon the expiry day, and the deferred interest should be paid according to the current and future regulations of your bank. For the deferred principal and interest, the penalty (equal to 10% of the principal and interest if the overdue period is within 6 months and 20% of the principal and interest if the overdue period exceeds 6 months.)will be calculated from the expiry day of principal and payment day of interest. Your bank is entitled to claim all the principal and interest, penalties and lawsuit expense based on the original loan agreement, this supplemented agreement or the content having obtained the implementation right.

4. The promiser agrees to pay NTD ______ one-off as the □credit condition alteration operating fee/ □account management fee/ □credit limit setting fee to your bank when signing this supplemented agreement. The promiser hereby authorizes your bank to transfer and withhold in the deposit account stated in article 2.5 of the □original receipt (agreement) / □this supplemented agreement, and this agreement is the certificate of authorization.

5. This supplemented receipt (agreement) should be regarded a part of the original receipt (agreement), and its effectiveness is the same with the original receipt (agreement); the joint guarantor will undertake the joint guarantee liability.

Best Regards!

Fuhwa Commercial Bank Co., Ltd
(The promiser and joint guarantor of the supplemented receipt (agreement) has perused the contents of all above-mentioned articles, and they hereby promises and stamp the seal.)

The Promiser of Supplemented Receipt (Agreement): Kid Castle Internet Technologies Ltd

ID Card Unique Number: 70676630 Sung-Yi, Bai (sealed)	(Signature and Seal)
Address: 1F., No.148, Jianguo Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)

The Joint Guarantor: Sung-Yi, Bai	(Signature and Seal)

Address: No.1-3, 80 Lane ,Kwan-yin alley, Baisha Village, Huatan Township, Changhua County
ID Card Unique Number: N120214084

The Joint Guarantor: Ming-Tan, Yang	(Signature and Seal)

Address: No.377, Hebian N. St., Sanchong City, Taipei County 241, Taiwan (R.O.C.)
ID Card Unique Number: F120715848

The Joint Guarantor:	(Signature and Seal)

Address:
ID Card Unique Number:

Checker	Check Date	Check Address
Sealed	29 December 2006	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address
Sealed	29 December 2006	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address
Sealed	29 December 2006	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address

29 December 2006

[Supplemented Agreement (General)Version 95.08.14]

Fuhwa Bank	Loanee Customer No: 11589
Business Director: _______ Business Handler: ________
Supplemented Agreement	Accounting Director: ______ Accounting Handler: ______

1. The supplemented receipt (agreement) promiser (hereinafter the “promiser”) has issued the receipt (agreement) [including the agreement and the all previous supplemented receipts (agreements), hereinafter the “former receipt (agreement)”] and delivered it to your bank as the voucher on 5 August 2005, and the agreed loan amount (agreement amount) is NTD/USD Seven Million .

2. The promiser agrees to abide by the terms of the former receipt (aggrement) as well as alter the □loan amount (agreement amount), □loan term, □reimbursement manner, □interest, □agreed condition of authorized transfer/withholding of the former receipt (aggrement) from ______ to [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:

2.1 Loan Amount (Agreement Amount) [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□The loan amount (agreement amount) of the former receipt (aggrement) is altered to NTD/USD______.

2.2 Loan Term[Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□The loan expiry day is extended to ___________ (Note: the former loan term is from _____ to ___________).

2.3 Reimbursement Manner [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□1. The interest is paid on _____ of each month, and the residual principal will be reimbursed upon the expiry day.
□2. The grace period is from _____________ to _____________. The interest is paid on __________ of each month, the principal and interest is reimbursed according to the annuity method averagely per month upon the expiry of grace period and the residual principal will be reimbursed upon the expiry day.
□3. During the extension period, the interest is paid per month from ________, and the loanee should reimburse the principal of loan one-off or by stages before the expiry of loan term.
□4. During the extension period, the interest is paid per month from ________, and the principal of loan should be reimbursed by _____ stages with _______ months for each stage.
□5. During the extension period, the monthly payment should be calculated according to the annuity method with one month for each stage, and the principal and interest should be reimbursed averagely per month.
□6. The interest is paid on _________ of each month, the principal of NTD ________ is paid per month, and the residual principal will be reimbursed upon the expiry day.

□7. The grace period is from __________ to __________. The interest is paid on ______ of each month, the principal of NTD _________ is paid per month, the principal and interest is reimbursed according to the annuity method averagely per month upon the expiry of grace period and the residual principal will be reimbursed upon the expiry day.
□8. Others.

2.4 Interest[Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□1. The interest is calculated based on an annual rate of _______% and paid per month; the interest rate is fixed and won’t change any more.
□2. The interest is calculated based on your published benchmark interest rate with an additional annual rate of _______% and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate later.
□3. The interest is calculated based on your published benchmark interest rate with an additional annual rate of ______%, and the monthly payment is calculated according to the annuity method and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate later.
□4. The interest is calculated based on your published fixed deposit interest rate index with an additional annual rate of ______% and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the fixed deposit interest rate index later.
□5. The interest is calculated based on your published fixed deposit interest rate index with an additional annual rate of ______%, and the monthly payment is calculated according to the annuity method and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the fixed deposit interest rate index later.
□6. The outstanding interest should be kept in account temporarily, and the interest in account should be amortized averagely in ____________ stages from _________________.
□7. The outstanding interest should be kept account temporarily, and the interest in account should be paid off before _______________.
□8. The interest is calculated based on an annual rate of ______% from _____________, in which the annual rate of ______% will be levied per month, and the other annual rate of _____% will be kept account temporarily, and the interest in account should be paid off one-off before ________________.

□9. Overdraft Interest
The overdraft interest is calculated based on your published □benchmark interest rate/□fixed deposit interest rate index with an additional annual rate of ______% (the current annual rate is ______%)according to the highest overdraft balance of each day from __________ to __________. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate/fixed deposit interest rate index later. The interest will be settled on _______ of each month and merged into the former principal; the promiser should pay off the excessive amount immediately if the sum of principal and interest exceeds the loan limit, and your bank is entitled to deduct or countervail the excessive amount in the deposit or other fund of promiser. If the promiser does not repay the overdraft on time and/or does not pay off the excessive amount immediately if the sum of principal and interest exceeds the loan limit, the promiser agrees to calculate the interest according to the former interest rate as well as pay the penalty equal to 10% of the former overdraft interest if the overdue period is within 6 months and 20% of the former overdraft interest if the overdue period exceeds 6 months.
□10. Foreign Currency Advance [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□10.1 For the USD advance, the value date is the advance date of your bank, and the interest will be calculated fixedly based on the average USD □SIBOR/□LIBOR rate with a term of ______ months of Reuters in the value date adding the additional annual rate of _____% and then divided by ________.
□10.2 For the JPY advance, the value date is the advance date of your bank, and the interest will be calculated fixedly based on the highest/average JPY □SIBOR/□LIBOR rate with a term of ______ months of Reuters in the value date adding the additional annual rate of  % and then divided by ____________.
□10.3 For the [□EUR □GBP □CAD □Other Currency:_______ ]advance, the value date is the advance date of your bank, and the interest will be calculated fixedly based on the average LIBOR rate of the currency with a term of _____ months of Reuters in the value date adding the additional annual rate of _____% and then divided by ___________.
□10.4 The value date of the foreign currency advance is the advance date of your bank, the interest will be calculated fixedly based on the loan rate of that currency published by your bank in the value date adding/decreasing a fixed additional rate. The above-mentioned adding/decreasing fixed additional rate is agreed as follows: the interest is paid according to the manner marked V in the left □, while that marked X in the left □ is inapplicable.
□A. USD advance: adding/decreasing the annual rate of _____%.
□B. JPY advance: adding/decreasing the annual rate of _____%.

□C. EUR advance: adding/decreasing the annual rate of ______%.
□D. GBP advance: adding/decreasing the annual rate of ______%.
□E. CAD advance: adding/decreasing the annual rate of ______%.
□F. Other currency advance (____________): adding/decreasing the annual rate of ______%.
□G. The foreign currency advance other than the first three currencies and the currencies marked in item F: adding/decreasing the annual rate of _____%.
□10.5 If the promiser of supplemented agreement applies to transfer the above-mentioned advance to the loan of other currency according to the agreement, the interest will be calculated based on the above-mentioned marked method of each currency on the transfer day.
□10.6 If the foreign currency advance is transferred to the NTD loan under the application of promiser:
□A. The interest will be calculated based on your published □benchmark interest rate/ □fixed deposit interest rate index with an additional annual rate of ______% and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate/ fixed deposit interest rate index later.
□B. The interest will be calculated fixedly based on referring interest rate with an additional annual rate of _____%. The referring interest rate is the average interest rate for the issuance of securities with an term of _____ days in Taiwan primary market displayed on page 51328 of the screen of Moneyline Telerate at about 11 am of the business day before each value date.
※ If the interest is calculated based on your basic loan rate, fixed deposit interest rate index or benchmark interest rate adding/decreasing the annual rate floatingly, and your basic loan rate, fixed deposit interest rate index or benchmark interest rate is adjusted (either rising or decreasing) before the loan is paid off, the interest will be calculated based on the adjusted basic loan rate, fixed deposit interest rate index or benchmark interest rate adding/decreasing the annual rate floatingly. The promiser also agrees to be bound after the bank publishes the content in its operating locations.

2.5 Authorized Transfer/Withholding Agreement [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□The loanee should pay the derived interest, penalty, expense, principal payable, insurance premium of guaranty, the inquiry expense of Clearing House and Joint Credit Information Center, and authorize your bank to transfer and withhold from the deposit account number  issued in   branch of your bank; this agreement is the certificate of authorization.

2.6 Others: The guarantors are altered to Bai Song-Yi and Yang Ming-Tan.

3. If the promiser does not pay the principal or interest (including the outstanding interest and the interest in the amortization period), he will lose the right of amortization and be regarded to pay off all the amount upon the expiry day, and the deferred interest should be paid according to the current and future regulations of your bank. For the deferred principal and interest, the penalty (equal to 10% of the principal and interest if the overdue period is within 6 months and 20% of the principal and interest if the overdue period exceeds 6 months.)will be calculated from the expiry day of principal and payment day of interest. Your bank is entitled to claim all the principal and interest, penalties and lawsuit expense based on the original loan agreement, this supplemented agreement or the content having obtained the implementation right.

4. The promiser agrees to pay NTD_____ one-off as the □credit condition alteration operating fee/ □account management fee/ □credit limit setting fee to your bank when signing this supplemented agreement. The promiser hereby authorizes your bank to transfer and withhold in the deposit account stated in article 2.5 of the □original receipt (agreement) / □this supplemented agreement, and this agreement is the certificate of authorization.

5. This supplemented receipt (agreement)should be regarded a part of the original receipt (agreement), and its effectiveness is the same with the original receipt (agreement); the joint guarantor will undertake the joint guarantee liability.

Best Regards!

Fuhwa Commercial Bank Co., Ltd
(The promiser and joint guarantor of the supplemented receipt (agreement) has perused the contents of all above-mentioned articles, and they hereby promises and stamp the seal.)

The Promiser of Supplemented Receipt (Agreement): Kid Castle Internet Technologies Ltd

ID Card Unique Number: 70676630 Sung-Yi, Bai(sealed)	(Signature and Seal)
Address: 1F., No.148, Jianguo Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)

The Joint Guarantor: Sung-Yi, Bai (Signature and Seal)	(Signature and Seal)

Address: No.1-3, 80 Lane ,Kwan-yin alley, Baisha Village, Huatan Township, Changhua County
ID Card Unique Number: N120214084

The Joint Guarantor: Ming-Tan, Yang	(Signature and Seal)

Address: No.377, Hebian N. St., Sanchong City, Taipei County 241, Taiwan (R.O.C.)
ID Card Unique Number: F120715848

The Joint Guarantor:	(Signature and Seal)

Address:
ID Card Unique Number:

Checker	Check Date	Check Address
Sealed	29 December 2006	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address
Sealed	29 December 2006	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address
Sealed	29 December 2006	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address

29 December 2006

[Supplemented Agreement (General)Version 95.08.14]

Fuhwa Bank	Loanee Customer No: 11589
Business Director: _______ Business Handler: ________
Supplemented Agreement	Accounting Director: ______ Accounting Handler: ______

1. The supplemented receipt (agreement) promiser (hereinafter the “promiser”) has issued the receipt (agreement) [including the agreement and the all previous supplemented receipts (agreements), hereinafter the “former receipt (agreement)”] and delivered it to your bank as the voucher on 5 August 2005, and the agreed loan amount (agreement amount)is NTD/USD Ten Million .

2. The promiser agrees to abide by the terms of the former receipt (agreement)as well as alter the □loan amount (agreement amount), □loan term, □reimbursement manner, □interest, □agreed condition of authorized transfer/withholding of the former receipt (agreement)from _______ to [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:

2.1 Loan Amount (Agreement Amount) [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□The loan amount (agreement amount)of the former receipt (agreement)is altered to NTD/USD____________.

2.2 Loan Term[Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□The loan expiry day is extended to _______ (Note: the former loan term is from ________ to ____________).

2.3 Reimbursement Manner[Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□1. The interest is paid on _______ of each month, and the residual principal will be reimbursed upon the expiry day.
□2. The grace period is from ____________ to ____________. The interest is paid on ____________ of each month, the principal and interest is reimbursed according to the annuity method averagely per month upon the expiry of grace period and the residual principal will be reimbursed upon the expiry day.
□3. During the extension period, the interest is paid per month from _____________, and the loanee should reimburse the principal of loan one-off or by stages before the expiry of loan term.
□4. During the extension period, the interest is paid per month from ____________, and the principal of loan should be reimbursed by ___________ stages with __________ months for each stage.
□5. During the extension period, the monthly payment should be calculated according to the annuity method with one month for each stage, and the principal and interest should be reimbursed averagely per month.
□6. The interest is paid on ____________ of each month, the principal of NTD ____________ is paid per month, and the residual principal will be reimbursed upon the expiry day.

□7. The grace period is from _______ to _________. The interest is paid on __________ of each month, the principal of NTD ____________ is paid per month, the principal and interest is reimbursed according to the annuity method averagely per month upon the expiry of grace period and the residual principal will be reimbursed upon the expiry day.
□8. Others.

2.4 Interest[Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□1. The interest is calculated based on an annual rate of _____% and paid per month; the interest rate is fixed and won’t change any more.
□2. The interest is calculated based on your published benchmark interest rate with an additional annual rate of _____% and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate later.
□3. The interest is calculated based on your published benchmark interest rate with an additional annual rate of ______%, and the monthly payment is calculated according to the annuity method and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate later.
□4. The interest is calculated based on your published fixed deposit interest rate index with an additional annual rate of _____% and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the fixed deposit interest rate index later.
□5. The interest is calculated based on your published fixed deposit interest rate index with an additional annual rate of ______%, and the monthly payment is calculated according to the annuity method and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the fixed deposit interest rate index later.
□6. The outstanding interest should be kept in account temporarily, and the interest in account should be amortized averagely in ____________ stages from ________________.
□7. The outstanding interest should be kept account temporarily, and the interest in account should be paid off before _________________.
□8. The interest is calculated based on an annual rate of ______% from _____________, in which the annual rate of ______% will be levied per month, and the other annual rate of ______% will be kept account temporarily, and the interest in account should be paid off one-off before _____________.

□9. Overdraft Interest
The overdraft interest is calculated based on your published □benchmark interest rate/□fixed deposit interest rate index with an additional annual rate of _____% (the current annual rate is ____%)according to the highest overdraft balance of each day from _____ to _________. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate/fixed deposit interest rate index later. The interest will be settled on   of each month and merged into the former principal; the promiser should pay off the excessive amount immediately if the sum of principal and interest exceeds the loan limit, and your bank is entitled to deduct or countervail the excessive amount in the deposit or other fund of promiser. If the promiser does not repay the overdraft on time and/or does not pay off the excessive amount immediately if the sum of principal and interest exceeds the loan limit, the promiser agrees to calculate the interest according to the former interest rate as well as pay the penalty equal to 10% of the former overdraft interest if the overdue period is within 6 months and 20% of the former overdraft interest if the overdue period exceeds 6 months.
□10. Foreign Currency Advance[Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:
□10.1 For the USD advance, the value date is the advance date of your bank, and the interest will be calculated fixedly based on the average USD □SIBOR/□LIBOR rate with a term of ______ months of Reuters in the value date adding the additional annual rate of _____% and then divided by ________.
□10.2 For the JPY advance, the value date is the advance date of your bank, and the interest will be calculated fixedly based on the highest/average JPY □SIBOR/□LIBOR rate with a term of ________ months of Reuters in the value date adding the additional annual rate of ______% and then divided by ____________.
□10.3 For the [□EUR □GBP □CAD □Other Currency:______ ]advance, the value date is the advance date of your bank, and the interest will be calculated fixedly based on the average LIBOR rate of the currency with a term of __________ months of Reuters in the value date adding the additional annual rate of _____% and then divided by ____________.
□10.4 The value date of the foreign currency advance is the advance date of your bank, the interest will be calculated fixedly based on the loan rate of that currency published by your bank in the value date adding/decreasing a fixed additional rate. The above-mentioned adding/decreasing fixed additional rate is agreed as follows: the interest is paid according to the manner marked V in the left □, while that marked X in the left □ is inapplicable.
□A. USD advance: adding/decreasing the annual rate of ______%.
□B. JPY advance: adding/decreasing the annual rate of _____%.

□C. EUR advance: adding/decreasing the annual rate of _____%.
□D. GBP advance: adding/decreasing the annual rate of _____%.
□E. CAD advance: adding/decreasing the annual rate of _____%.
□F. Other currency advance (__________): adding/decreasing the annual rate of ______%.
□G. The foreign currency advance other than the first three currencies and the currencies marked in item F: adding/decreasing the annual rate of ______%.
□10.5 If the promiser of supplemented agreement applies to transfer the above-mentioned advance to the loan of other currency according to the agreement, the interest will be calculated based on the above-mentioned marked method of each currency on the transfer day.
□10.6 If the foreign currency advance is transferred to the NTD loan under the application of promiser:
□A. The interest will be calculated based on your published □benchmark interest rate/ □fixed deposit interest rate index with an additional annual rate of _____% and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate/ fixed deposit interest rate index later.
□B. The interest will be calculated fixedly based on referring interest rate with an additional annual rate of ______%. The referring interest rate is the average interest rate for the issuance of securities with an term of ____ days in Taiwan primary market displayed on page 51328 of the screen of Moneyline Telerate at about 11 am of the business day before each value date.
※ If the interest is calculated based on your basic loan rate, fixed deposit interest rate index or benchmark interest rate adding/decreasing the annual rate floatingly, and your basic loan rate, fixed deposit interest rate index or benchmark interest rate is adjusted (either rising or decreasing)before the loan is paid off, the interest will be calculated based on the adjusted basic loan rate, fixed deposit interest rate index or benchmark interest rate adding/decreasing the annual rate floatingly. The promiser also agrees to be bound after the bank publishes the content in its operating locations.

2.5 Authorized Transfer/Withholding Agreement [Mark V in the □ for the applicable item and X in the □ for the inapplicable item]:

□The loanee should pay the derived interest, penalty, expense, principal payable, insurance premium of guaranty, the inquiry expense of Clearing House and Joint Credit Information Center, and authorize your bank to transfer and withhold from the deposit account number________ issued in _______ branch of your bank; this agreement is the certificate of authorization.

2.6 Others: The guarantors are altered to Bai Song-Yi and Yang Ming-Tan.

3. If the promiser does not pay the principal or interest (including the outstanding interest and the interest in the amortization period), he will lose the right of amortization and be regarded to pay off all the amount upon the expiry day, and the deferred interest should be paid according to the current and future regulations of your bank. For the deferred principal and interest, the penalty (equal to 10% of the principal and interest if the overdue period is within 6 months and 20% of the principal and interest if the overdue period exceeds 6 months.) will be calculated from the expiry day of principal and payment day of interest. Your bank is entitled to claim all the principal and interest, penalties and lawsuit expense based on the original loan agreement, this supplemented agreement or the content having obtained the implementation right.

4. The promiser agrees to pay NTD______ one-off as the □credit condition alteration operating fee/ □account management fee/ □credit limit setting fee to your bank when signing this supplemented agreement. The promiser hereby authorizes your bank to transfer and withhold in the deposit account stated in article 2.5 of the □original receipt (agreement) / □this supplemented agreement, and this agreement is the certificate of authorization.

5. This supplemented receipt (agreement) should be regarded a part of the original receipt (agreement), and its effectiveness is the same with the original receipt (agreement); the joint guarantor will undertake the joint guarantee liability.

Best Regards

Fuhwa Commercial Bank Co., Ltd

(The promiser and joint guarantor of the supplemented receipt (agreement) has perused the contents of all above-mentioned articles, and they hereby promises and stamp the seal.)

The Promiser of Supplemented Receipt (Agreement): Kid Castle Internet Technologies Ltd
ID Card Unique Number: 70676630 Sung-Yi, Bai (sealed)	(Signature and Seal)
Address: 1F., No.148, Jianguo Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)

The Joint Guarantor: Sung-Yi, Bai	(Signature and Seal)

Address: No.1-3, 80 Lane ,Kwan-yin alley, Baisha Village, Huatan Township, Changhua County
ID Card Unique Number: N120214084
The Joint Guarantor: Ming-Tan, Yang	(Signature and Seal)

Address: No.377, Hebian N. St., Sanchong City, Taipei County 241, Taiwan (R.O.C.)
ID Card Unique Number: F120715848

The Joint Guarantor:	(Signature and Seal)

Address:

ID Card Unique Number:

Checker	Check Date	Check Address
Sealed	29 December 2006	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address
Sealed	29 December 2006	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address
Sealed	29 December 2006	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address

29 December 2006

[Supplemented Agreement (General)Version 95.08.14]

Fund Appropriation Notice

The loanee has signed a loan receipt with the amount of NTD ten million only on 4 August 2005. Due to the demand of general turnover, NTD ten million is requested to be appropriated and transferred to the loanee’s account 0378-21-11589-5-0 in your bank on 4 August 2006 according to the above loan receipt.

Best Regards!

Fuhwa Commercial Bank Xinzhuang Branch

Loanee: Kid Castle Internet Technologies Ltd. Kuo-An Wang
(signature and seal)

Address:

Tel:

August 4, 2006

Fuhwa Commercial Bank Loan Approval Sheet

4 August 2006

Loanee: Kid Castle Internet Technologies Ltd.
Title - Character	Short loan - general turnover fund	Approval date	2 August 2005
Approved amount	NTD ten million	Approval term	5 August 2005 —— 4 August 2006
Loan amount in this case	Ten million	Approved interest rate	Fixed deposit interest rate index + 3.29%øthe current annual rate is 5.51%÷
Credit loan amount øincluding loan amount in this case÷	Ten million	Due date of this loan	6 monthsø4 August 2006—4 Feb 2007÷
		Lending condition Performance situation	Normal

Fuhwa Bank	Loanee Customer No: 11589
Business Director: _______ Business Handler: ________
Loan Receipt	Accounting Director: ______ Accounting Handler: ______

1. The loan amount: NTD Ten Million .

2. Disbursal Term/Loan Period (referring the following article 2.1):

2.1 From the initial disbursal date of the loan to 7 February 2008.

2.2 From the agreement date to________; if the loan is disbursed circularly, the term of each loan is till ______ at most.

2.3 From the agreement date to ______; if the loan is disbursed circularly, the term of each loan should not exceed □ ______ months/□______ days at most, the loanee should reimburse in the above-mentioned term.

3. Calculation and Payment of Loan Interest (referring the following article 3.2):

3.1 The interest is calculated based on your published benchmark interest rate with an additional annual rate of  %øthe current annual rate is  %÷and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate later.

3.2 The interest is calculated based on your published fixed deposit interest rate index with an additional annual rate of 3.29%øthe current annual rate is less than 5.1%÷and paid per month. The interest will be calculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the fixed deposit interest rate index later.

3.3 The interest will be calculated fixedly based on the average interest rate for the issuance of securities with an term of days in Taiwan primary market displayed on page 51328 of the screen of Moneyline Telerate at about 11 am of the business day before each disbursal date adding ____% and then divided by _____ and paid per month. It will be adjusted once regularly according to the above-mentioned interest calculation method on the next day of each ____ days later.

3.4 The interest will be calculated fixedly based on the average interest rate for the issuance of securities with an same term with the loan term in Taiwan primary market displayed on page 51328 of the screen of Moneyline Telerate at about 11 am of the business day before each disbursal date (hereinafter the referring interest rate) adding ____% and then divided by _____ and paid per month. If there is not the referring interest rate of the same term with each loan term on the above-mentioned page, the interest rate of the term closest to the loan term will be referred (for example, if the loan term is 45 days, the referring interest rate with a term of 60 days will be referred).

3.5 The interest is calculated based on an annual rate of ____% and paid per month ever since the loan date; the interest rate is fixed and won’t change any more.

3.6 The interest is calculated based on your published benchmark interest rate with an additional annual rate of  %øthe current annual rate is _____%) from ____ to ____; the interest will be calculated based on your published benchmark interest rate with an additional annual rate of ____% from _____ to _____, and it will be recalculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the benchmark interest rate during the above-mentioned period.

3.7 The interest is calculated based on your published fixed deposit interest rate index with an additional annual rate of  %øthe current annual rate is _____%) from _____ to _____; the interest will be calculated based on your published fixed deposit interest rate index with an additional annual rate of ____% from _______ to ______, and it will be recalculated based on the new interest rate adding the above-mentioned additional interest rate ever since the adjustment day when your bank adjusts the fixed deposit interest rate index during the above-mentioned period.

3.8 Others: ___________________________________________.

4. Calculation and Payment Standard of Penalty: If the loanee is deferred to pay the principal or interest, the deferred interest should be paid based on the agreed interest rate, and the penalty should be paid based on 10% of the principal and the agreed interest if the overdue period is within 6 months and 20% of the principal and interest if the overdue period exceeds 6 months from the expiry day of principal and payment day of interest.

5. Fund Appropriation Mode (referring the following article 5.1):

5.1 The loanee should issue the Fund Appropriation Application and ask your bank to disburse the loan one-off or by stages when disbursing the loan
.
5.2 The loanee agrees to transfer all the loan amount to the deposit account number_______ issued in branch of your bank at the loan appropriation date.

5.3 The loanee agrees to reimburse the debt of loanee due on ___________ with all the loan amount; if this loan debt dose not perform, the above-mentioned former debt will not be eliminated, either.

5.4 This loan amount is to reimburse the debt due to the loanee commissioning your bank to issue the domestic sight/future LC.

5.5 Others

6. Repayment Mode (referring the following article 6.2):

6.1 The loanee should repay the principal of loan one-off or by stages before the expiry of loan term.

6.2 The loanee should repay the principal of loan by 12 stages with 1 month as a stage since the loan date.

6.3 The monthly payment should be calculated according to the annuity method with 1 month as a stage since the loan date, and the principal and interest should be amortized averagely per month.

6.4 The interest rather than the principal is paid from the first year to the _______ year, and the principal of loan will be paid off by   stages with   month as a stage since the _______ year.

6.5 The interest rather than the principal is paid from the first year to the _______ year; the monthly payment should be calculated according to the annuity method from the  year, and the principal and interest will be paid per month.

6.6 Others

7. The loanee should pay the derived interest, penalty, expense, principal payable, insurance premium of guaranty, the inquiry expense of Clearing House and Joint Credit Information Center, and authorize your bank to transfer and withhold from the deposit account number__________ issued in branch of your bank; this agreement is the certificate of authorization.

8. Special Proceedings

8.1 The joint guarantors will undertake the joint liability with the loanee for this loan debt, i.e. the liability to compensate solely and completely, and they will give up the right of plea for preference claims stated in article 745 of Civil Law.

8.2 If the loanee breaches the agreement, and your bank claims the right to regard all the debt expired according to the agreement, you bank is entitled to discharge the deposits of loanee and joint guarantors in your bank or creditor's rights to your bank in advance and use the fund from the discharge in advance to countervail all the debts to your bank.

The check deposit business between the loanee/joint guarantors and your bank can be settled and cancelled at any moment by each party, so that your bank is entitled to settle and cancel the check deposit and claim the countervailing according to the above-mentioned agreement if the above-mentioned debt is regarded to be expired.

The meaning representation of above-mentioned scheduled countervailing by your bank will become effective since the countervailing is finished and account is recorded without any further notice. The deposit certificate, deposit book or other voucher issued by your bank to the loanee and joint guarantors will become ineffective in the countervailing scope.

8.3 The loanee and joint guarantors should countervail the debt in order of each expense, penalty, interest, deferred interest and principal when reimbursing the debt one-off or by stages. If there are numerous debts, and the countervailed debt is not specified in the reimbursement, the order in article 322 of Civil Law will be referred.

8.4 The performing place of this loan is location of your bank. If the lawsuit is involved because the loanee and the joint guarantors do not perform this agreement, the loanee and the joint guarantors agree that the lawsuit where your bank is located or Taiwan ________ district is the first trail lawsuit, while the application of small-claims court stated in article 47 of Consumer Protection Law and article 436 of Civil Law is not exempted.

8.5 The joint guarantors agree that the addresses on this receipt are the location where the relevant documents are delivered when associating with your bank; if the addresses of joint guarantors are altered, your bank will be informed in written immediately. The both parties agree that the relevant documents should be delivered to the altered address; if your bank is not informed, the relevant documents will be regarded as having been delivered to the joint guarantors with the general mailing period after your bank has delivered the relevant documents to the aftermost listed addresses of joint guarantors (or the latest address being informed to your bank).

8.6 The loanee and joint guarantors agree that your bank is entitled to transfer, impawn or entrust part or whole creditor’s right, each right claimed based on this receipt (including interest claim right and loan reimbursement claim right) together with each mortgage right and insurance interest to the third party at any moment, while your bank or the transferee should inform the loanee and the joint guarantors. If the mortgage right alteration registration or the insurance beneficiary alteration should be transacted due to the transfer of creditor’s right, the loanee and joint guarantors should cooperate in the transaction without any demurral once informed by your bank. If the purpose of the creditor’s right transfer of your bank is the financial asset securitization or the object of creditor’s right transfer is the assets management company, the above-mentioned notice should be replaced by the bulletin.

8.7 The loanee and joint guarantors understand and agree that your bank entrusts the dun of creditor’s right receivable to others due to the demand of business.

8.8 The collection, computer disposal, international transfer and mutual utilization of individual data

The loanee and joint guarantors understand and agree that your bank, Joint Credit Information Center, Small and Medium Enterprise Credit Guarantee Fund, Clearing House, Financial Information Service Co., Ltd and other organizations specified by the superior authority of your bank and the associating financial institutions can collect, dispose with computer, internationally transfer and mutually utilize the data of loanee and joint guarantors due to the purpose of operating or in the legally permitted scope, your bank is entitled to provide it to the entrusted people who dispose the relevant affairs or the legal cooperator.

The conservation term of above-mentioned data is 5 years upon the expiry of the rights and obligations of loanee, joint guarantors and your bank, while the basic data, transaction history data, outstanding debt data should be conserved by your bank perpetually. If the loanee and joint guarantors find there is any error or dispute in the above-mentioned data, they will attach the relevant certificate document and send it to your bank to transact the modification or dispute annotation.

8.9 The loanee agrees to pay NTD________ one-off as the □account management fee/ □credit limit setting fee to your bank when □disbursing the loan in the first time / □signing this supplemented agreement. The promiser hereby authorizes your bank to transfer and withhold in the deposit account stated in article 7 of this loan receipt, and this agreement is the certificate of authorization.

9. The loanee and joint guarantors should abide by each term of this receipt as well as the terms listed in other relevant agreement issued to your bank.

10. Separate Discussion Term

Best Regards!

Fuhwa Commercial Bank Co., Ltd
(The promiser has perused the contents of all above-mentioned articles, and hereby promises and stamp the seal.)

The Loanee: Kid Castle Internet Technologies Ltd
ID Card Unique Number: 70676630	(Signature and Seal)
Address: 1F, 148 Chien-kuo Road, Sindian City, Taipei County
The Joint Guarantor: Sung-Yi, Bai	(Signature and Seal)

Address: No.1-3, 80 Lane ,Kwan-yin alley, Baisha Village, Huatan Township, Changhua County

ID Card Unique Number: N120214084
The Joint Guarantor: Ming-Tan, Yang	(Signature and Seal)
Address: No.377, Hebian N. St., Sanchong City, Taipei County 241, Taiwan (R.O.C.)

ID Card Unique Number: F120715848
The Joint Guarantor:	(Signature and Seal)
Address:

ID Card Unique Number:
The Joint Guarantor:	(Signature and Seal)

Address:

ID Card Unique Number:

Checker	Check Date	Check Address
Sealed	2 February 2007	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address
Sealed	2 February 2007	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address
Sealed	2 February 2007	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address

2 February 2007

[Loan ReceiptøSpecial for General Loan÷Version 95.07.16]
Fuhwa Bank

Fuhwa Commercial Bank Co., Ltd Loan Approval Notice

1. You has applied to renew the loan of NTD Ten Million, alter the principal and guarantor B to this bank on 19 December 2006, and it is approved as follows:

1.1 Loan Amount: NTD Ten Million, ■Circular Disbursal □Non-circular Disbursal

1.2 Term: 1 Year

1.3 Principal and Interest Reimbursement Mode: The interest is calculated and paid per month, and the principal is amortized by 12 states with 1 month as a stage; NTD420 thousand should be amortized per stage, the balance will be paid off at the expiry day, and the promissory note compensation for the reimbursement will be levied.

1.4 Disbursal Condition and Term: The term of each loan should not exceed 6 months.

1.5 Guarantee Mode: The deposit receipt of 20% disbursed balance issued by this bank should be impawned or the equivalent current deposit should be deposited in the special account for compensation provision or the beneficial voucher with a value of 20% disbursed balance confirmed by this bank should be impawned in this bank; if the beneficial voucher with a value of 20% disbursed balance confirmed by this bank is impawned, and its net value is depreciated by over 10%, the loanee should supplement the guaranty or reimburse the deficient part of loan; the promissory note equal to 30% of the credit balance should be controlled in the special account for compensation provision, the amount of promissory note will not be used to reimburse this loan temporarily after entering into the account, and the amount of promissory note can be returned to use after the note is complemented; you should raise the money to reimburse the loan upon the expiry.

1.6 Interest Rate/Handling Charge: It is calculated floatingly based on the fixed deposit interest rate index with an additional annual rate of 3.29% (the current annual rate is 5.51%).

1.7 Joint Guarantors: The joint guarantors of all your loans are altered to Bai Song-Yi and Yang Ming-Tan.

1.8 Other Conditions: The mortgage right of the guaranty provided by you can not be cancelled before each of your loan or guarantee liability to this bank is reimbursed or removed.

2. Annotated Conditions: The relevant procedures of this credit should be transacted well and the credit should be disbursed within 2 months upon the approval date (or the date this notice is issued), or this credit will be regarded as being abandoned, and this case will be written off automatically.

Best Regard!

Kid Castle Internet Technologies Ltd

Fuhwa Commercial Bank Co., Ltd

Loan Approval Notice

GUARANTEE

The joint guarantors (hereinafter the “guarantors”) guarantee to Fuhwa Commercial Bank Co., Ltd (Fuhwa Bank for short, hereinafter “your bank”) that they will jointly undertake all the reimbursement liabilities together with the main oanee for the current (including those have occurred but not reimbursed) and future bills, loans, advances, guarantees, overdrafts, derived financial commodity transactions and other relevant debts of Kid Castle Internet Technologies Ltd (hereinafter the “main loanee”) to your bank (including the HQ and the branches), including the interest, deferred interest, penalty, damage compensation and all expenses to perform the above-mentioned debts within a limit of NTD Fifty-Three Million (if the debt is the foreign currency debt, the guarantee amount will be converted to NTD according to the sale exchange rate of bank in the disbursal day or debt day, and the NTD will be converted to the foreign currency according to the sale exchange rate of bank when reimbursing the debt). If the main loanee does not perform the debt at term (including being regarded to be mature due to the forfeiture of term interest), the guarantors should reimburse the debt immediately once being informed. The guarantors declare solemnly that the following articles are deliberate and they would like to abide sincerely:

1. If the main loanee breaches the agreement when performing the debt, your bank is entitled to claim for compensation to the guarantors without dunning the main loanee or claiming for the judgment or performing compulsively or being compensated from the guaranty disposal in advance; in other word, the guarantors would like to give up the right of plea for preference claims stated in article 745 of Civil Law.

2. If the main loanee breaches the agreement, and your bank claims the right to regard all the debt expired according to the agreement, you bank is entitled to discharge the deposits of main loanee and guarantors in your bank or all creditor's rights to your bank in advance and use the fund from the discharge in advance to countervail all the debts to your bank.

The check deposit business between the loanee/joint guarantors and your bank can be settled and cancelled at any moment by each party, so that your bank is entitled to settle and cancel the check deposit and claim the countervailing according to the above-mentioned agreement if the above-mentioned debt is regarded to be expired.

The meaning representation of above-mentioned scheduled countervailing by your bank will become effective since the countervailing is finished and account is recorded without any further notice. The deposit certificate, deposit book or other voucher issued by your bank to the main loanee and guarantors will become ineffective in the countervailing scope.

3. The performing place of this loan guarantee is the location of your bank. If the lawsuit is involved because the guarantors do not perform this agreement, they agree that the lawsuit where your bank is located or Taiwan Ban-Qiao District Court is the first trail lawsuit, while the application of small-claims court stated in article 47 of Consumer Protection Law and article 436 of Civil Law is not exempted.

4. The liability of guarantors will not be influenced due to the death, dismiss, organization alteration, merger, reconstruction, director or supervisor alteration, bankruptcy declaration or pacification of the main loanee.

5. The guarantors agree that the addresses on this guarantee are the location where the relevant documents are delivered when associating with your bank; if the addresses of guarantors are altered, your bank will be informed in written immediately. The both parties agree that the relevant documents should be delivered to the altered address; if your bank is not informed, the relevant documents will be regarded as having been delivered to the guarantors with the general mailing period after your bank has delivered the relevant documents to the aftermost listed addresses of guarantors (or the latest address being informed to your bank).

6. The term of this guarantee is not confirmed, while the guarantors is entitled to inform your bank to terminate the guarantee agreement in written at any moment, and the guarantors need not undertake any guarantee liability for the debts of main loanee that occur in 5 working days after the written notice arrives at your bank.

7. If there are any unstated affairs except for each stipulation of the credit agreement and attached agreements between the main loanee, guarantors and your bank, the guarantors and your bank should negotiate separately.

8. The collection, computer disposal, international transfer and mutual utilization of individual data The guarantors understand and agree that your bank, Joint Credit Information Center, Small and Medium Enterprise Credit Guarantee Fund, Clearing House, Financial Information Service Co., Ltd and other organizations specified by the superior authority of your bank and the associating financial institutions can collect, dispose with computer, internationally transfer and mutually utilize the data of loanee and joint guarantors due to the purpose of operating or in the legally permitted scope, your bank is entitled to provide it to the entrusted people who dispose the relevant affairs or the legal cooperator.

The conservation term of above-mentioned data is 5 years upon the expiry of the rights and obligations of the guarantors and your bank, while the basic data, transaction history data, outstanding debt data should be conserved by your bank perpetually. If the guarantors find there is any error or dispute in the above-mentioned data, they will attach the relevant certificate document and send it to your bank to transact the modification or dispute annotation.

9. Separate Discussion Term: .

Best Regards!

Fuhwa Commercial Bank Co., Ltd

(The promiser has perused the contents of all above-mentioned articles, and hereby promises and stamp the seal.)
The Joint Guarantor: Bai Song-Yi	(Signature and Seal)

Address: 1-3, 80 Kwan-yin Lane, Baisha Village, Huatan Township, Changhua County

ID Card Unique Number: N120214084

The Joint Guarantor: Yang Ming-Tan	(Signature and Seal)

Address: L377, Hebian North Street, Sanchong City, Taipei County

ID Card Unique Number: F120715848

The Joint Guarantor:	(Signature and Seal)

Address:

ID Card Unique Number:

The Joint Guarantor:	(Signature and Seal)

Address:

ID Card Unique Number:

Checker	Check Date	Check Address
Sealed	29 December 2007	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address
Sealed	29 December 2007	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address
Sealed	29 December 2007	8F., No.98, Minquan Rd., Xindian City, Taipei County 231, Taiwan (R.O.C.)
Checker	Check Date	Check Address

29 December 2007

Agreement (special for corporation)

The promiser of the agreement (hereinafter the “promiser”) and Fuhwa Commercial Bank Co Ltd. (Fuhwa Bank in short, hereinafter “your bank”) agree that the following terms and conditions will be performed when the promiser associates with your bank:)

Article 1: Agreement Character and Debt Scope

This agreement is the general clauses to supplement each credit agreement.

All debts specified in this agreement mean all bills, loans, advances, guarantees, overdrafts and other relevant debts held responsible by Promiser to Your Bank, including interest, delayed interest, default fine, damages and all expenses necessary for the performance of above debts.

Article 2: Interest Calculation:

Interest will be imposed to all debts held responsible by promiser to your bank in accordance with the interest rate stated on each credit agreement held by your bank. The calculation of the above interest shall be carried out through following methods unless otherwise specified in terms of separate credit agreement:

2.1 The credit in NTD: For short loans, the interest calculation is based on 365 days for a year, for medium and long loans the interest is calculated on the basis of month with regard to the part exceeding (including) one month and on the basis of day with regard to the part less than one month. The calculation is based on a year with 365 days.

2. The loan in foreign currency: the interest is calculated on the day basis regardless of currency; for the credit in GBP, HKD, Singapore Dollar, Thai Baht and South African Rand, the calculation is based on a year with 365 days, and for other currencies, based on a year with 360 days.

Article 3: Countervailing Stipulation

If the loanee breaches the agreement, and your bank claims the right to regard all the debt expired according to the agreement, you bank is entitled to discharge the deposits of loanee and joint guarantors in your bank or creditor's rights to your bank in advance and use the fund from the discharge in advance to countervail all the debts to your bank.

The check deposit business between the loanee and your bank can be settled and cancelled at any moment by each party, so that your bank is entitled to settle and cancel the check deposit and claim the countervailing according to the above-mentioned agreement if the above-mentioned debt is regarded to be expired.

The meaning representation of above-mentioned scheduled countervailing by your bank will become effective since the countervailing is finished and account is recorded without any further notice. The deposit certificate, deposit book or other voucher issued by your bank to the loanee will become ineffective in the countervailing scope.

Article 4: Countervailing Order

The loanee should countervail the debt in order of each expense, penalty, interest, deferred interest and principal when reimbursing the debt one-off or by stages. If there are numerous debts, and the countervailed debt is not specified in the reimbursement, the order in article 322 of Civil Law will be referred.

Article 5: Notice of Promiser’s Alteration

If there is any alteration of name, organization, content in articles of association, seal, representative, authority scope of representative, address and rights and interests related to your bank, the promiser shall inform your bank of the same without any delay, and properly handle procedures including alteration, cancellation or retention of stamps. The promiser is liable for any dispute or damage to promiser or your bank caused by failure to give such notice.

Article 6: Invalidation of Period Benefits

In any one of the following circumstances, your bank can reduce the credit limit of promiser or shorten the loan term, or regard all debts to be due. However, your bank can exercise the acceleration clause according to articles 6.9, and notify or remind promiser in the manner specified in article 12 of this agreement within a reasonable period.

6.1 Stopping or delaying the performance of all or partial liability capital or refusing the acceptance of payment.

6.2 Stopping operation or by law applying for reconciliation, bankruptcy declaration, company reconstruction or refusing the association declared by Clearing House or liquidating debts.

6.3 Providing no guarantee although having such obligation of providing such guarantee according to the agreement.

6.4	Promiser dies or any one of his heirs states limited heritage or abandons heritage.

6.5	Major property is declared to be confiscated due to criminal affairs.

6.6	Interest from any one liability is not paid in accordance with the agreement.

6.7 Guaranty is sealed up or lost or its value is reduced or cannot afford the guarantee of creditor’s rights.

6.8 for any liability held responsible by the promiser to your bank, its actual capital purpose is not consistent with that approved by your bank.

6.9 your bank cannot be compensated because of compulsory execution, false detention, false disposal or other preservation disposal.

Article 7: Undertaking of the Risk Arising from Damage, Loss, Falsification or Alteration of Bills or Receipts:

In case of loss, missing or damage of credit deeds of all debts for which the promiser holds responsible to your bank, the promiser shall replenish according to the intention of your bank, or perform the debts pursuant to the amount carried on the photocopy, epitome, subpoena and computerized bill of the document retained by your bank.

Article 8: Return or Exchange of Guaranty

Any person holding written evidence provided by the promiser or guaranty provider or letter signed by the promiser, who comes to your bank to request the return or exchange of the guaranty, shall be deemed by your bank as the agent of the promiser, and permitted the return or exchange.

Article 9: Rights to Examine and Supervise Materials and Financial Affairs Provided by Promiser

The promiser is willing to from time to time accept your bank’s supervision of credit extension purpose, audit of business finance, examination and monitoring of guaranty and consultation of relevant books, reports (including consolidated financial statements of associated enterprises), bills and documents. When necessary, your bank may require the promiser to fill in and deliver the above credit materials regularly or to provide accounting financial reports signed by the accountant approved by your bank, and ask the accountant to provide working manuscripts.

The promiser is willing to from time to time accept the Joint Credit Information Center’søhereinafter the “Joint Credit Center”÷consultation of relevant books, reports, bills and documents. When necessary, the Joint Credit Center may require the promiser to fill in and deliver the above credit materials regularly or to provide accounting financial reports signed by the accountant approved by it, and ask the accountant to provide working manuscripts, but the Joint Credit Center has no obligation to consult them.

Article 10: The Collection, Computer Disposal, International Transfer and Mutual Utilization of Individual Data

The promiser understands and agrees that your bank, Joint Credit Information Center, Small and Medium Enterprise Credit Guarantee Fund, Clearing House, Financial Information Service Co., Ltd and other organizations specified by the superior authority of your bank and the associating financial institutions can collect, dispose with computer, internationally transfer and mutually utilize the data of loanee due to the purpose of operating or in the legally permitted scope, your bank is entitled to provide it to the entrusted people who dispose the relevant affairs or the legal cooperator.

The conservation term of above-mentioned data is 5 years upon the expiry of the rights and obligations of the loanee and your bank, while the basic data, transaction history data, outstanding debt data should be conserved by your bank perpetually. If the loanee finds there is any error or dispute in the above-mentioned data, it will attach the relevant certificate document and send it to your bank to transact the modification or dispute annotation.

Article 11: Performing Place and Governing Court:

The performing place of all debts to your bank is the location of your bank. If the lawsuit is involved because the loanee does not perform this agreement, it agrees that the lawsuit where your bank is located or Taiwan Ban-Qiao District Court is the first trail lawsuit, while the application of small-claims court stated in article 47 of Consumer Protection Law and article 436 of Civil Law is not exempted.

Article 12: Documents Delivery

The loanee agrees that the address on this receipt is the location where the relevant documents are delivered when associating with your bank; if the addresses of loanee is altered, your bank will be informed in written immediately. The both parties agree that the relevant documents should be delivered to the altered address; if your bank is not informed, the relevant documents will be regarded as having been delivered to the loanee with the general mailing period after your bank has delivered the relevant documents to the aftermost listed address of loanee (or the latest address being informed to your bank).

Article 13: Signature and Seal

This agreement must be signed and sealed by both parties simultaneously. Thereafter, unless otherwise specified, any of the signature or seal is effective.

Article 14: Governing Law

For various relations between the promiser as a foreigner or foreign corporation and your bank, the key elements, manners and effectiveness for their legal actions shall be governed by the law of R.O.C.

Article 15: Notice of Entrusted Dun

The loanee understands and agrees that your bank entrusts the dun of creditor’s right receivable to others due to the demand of business.
Article 16: Unstated Affair

If there are any unstated affairs except for each stipulation of the credit agreement and attached agreements between the loanee and your bank, the loanee and your bank should negotiate separately.

Article 17: Other Agreed Affair

If your bank is unable to perform the obligations of credit taken not due to the reason of your bank before the agreed credit limitøfund÷is not wholly or partially drawn, the promiser agrees that the part not drawn is deemed to be revoked or terminated, and your bank is not responsible for any liability. The above cases not arising from the reason of your bank includes currency control imposed by the government of R.O.C, limitation and change to the capital market and promulgation and revision of decrees.

Article 18: Separate Discussion Term

18.1 If, during the credit dealing between the promiser and your bank, the materials stated or provided by the promiser contains false or unauthentic contents; or matters violate the agreement or promise or the money deposited in your bank has been detained or requested to be frozen by others legally, your bank can, without prior notice, reduce the credit limit to the promiser or shorten the loan term, or regard all debts to be due.

18.2 If the promiser experiences financial deterioration or other operational crisis, which has been recognized by your bank to have influence on solvency of the promiser, your bank shall reduce the credit limit to the promiser or shorten the loan term, or regard all debts to be due after notifying or reminding the promiser.

18.3 If the money borrowed during the credit dealing between the promiser and your bank flows to the Mainland or is used by the credit objects of your bank listed in article 32 and article 33.2 of Bank Law, or transferred to the interested parties described above, your bank can, without prior notice, reduce the credit limit to the promiser or shorten the loan term, or regard all debts to be due.

18.4 The promiser agrees to request the entrusted audit certified account to submit the audit report copy of the financial statement to the Joint Credit Information Center.

18.5 Others

Best Regards!

Fuhwa Commercial Bank Co., Ltd
(The promiser has perused the contents of all above-mentioned articles, and hereby promises and stamp the seal.)

The Loanee: Kid Castle Internet Technologies Ltd Sung-Yi, Bai
Unique Number of Profitable Enterprise/ID Card: 70676630 (Signature and Seal)
Address: 1F, 148 Chien-kuo Road, Sindian City, Taipei County

29 December 2007